Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of China Finance, Inc. on Form 10-QSB for the quarter period ended March 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Liang Liao, Chief Financial Officer of China Finance, Inc., certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the China Finance, Inc. as of and for the period covered by the Report.

            Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

                                                         /s/ Liang Liao
Dated: May 9, 2005                                      -----------------------
                                                         Liang Liao
                                                         Chief Financial Officer